UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 10, 2005

                                BCB BANCORP, INC.
                                ------------------
               (Exact Name of Registrant as Specified in Charter)

            New Jersey                    0-50275                26-0065262
------------------------------        ----------------       -------------------
(State or Other Jurisdiction)       (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


104-110 Avenue C, Bayonne, New Jersey                              07002
--------------------------------------                        --------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (201) 823-0700
                                                     --------------



                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement
                  -----------------------------------------

     On November 10, 2005, BCB Bancorp, Inc. (the "Registrant") and its wholly owned subsidiary Bayonne Community Bank, entered into Change in Control Agreements and Executive Agreements with Donald Mindiak, the President and Chief Executive Officer, Thomas M. Coughlin, the Chief Financial Officer and Chief Operating Officer, James E. Collins, the Senior Lending Officer, Olivia Klim, the Executive Vice President of Business Development and Ameer Saleem, the Vice President of Commercial Lending.

     In the event that a change in control occurs, as defined in the agreements, any of the above named executives is entitled to receive a cash lump sum payment up to a maximum of 2.999 times the executive's average annual compensation for services performed for the Registrant and Bayonne Community Bank which was includible in gross income for the most recent five taxable years ending before the date of the change in control. Each of the agreements provides for a term of 36 months and on each anniversary date the change in control agreements automatically renew for an additional year unless advance written notice of non-renewal is provided to the above named executive.

     The Executive Agreements between the Registrant, Bayonne Community Bank and the above named executives provides that an executive who experiences an excess parachute payment under Section 280G of the Internal Revenue Code because of a change in control will receive an amount equal to the executive's tax liability that results from the excess parachute payment.

Item 9.01         Financial Statements and Exhibits
                  ----------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Exhibits.

     The following Exhibits are attached as part of this report:

     10.4     Change in Control Agreement with Donald Mindiak
     10.5     Change in Control Agreement with James E. Collins
     10.6     Change in Control Agreement with Thomas M. Coughlin
     10.7     Change in Control Agreement with Olivia Klim
     10.8     Change in Control Agreement with Amer Saleem
     10.9     Executive Agreement with Donald Mindiak
     10.10    Executive Agreement with James E. Collins
     10.11    Executive Agreement with Thomas M. Coughlin
     10.12    Executive Agreement with Olivia Klim
     10.13    Executive Agreement with Amer Saleem


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           BCB BANCORP, INC.



DATE: November 10, 2005                 By:/s/ Donald Mindiak
                                           ------------------------------------
                                           Donald Mindiak
                                           President and Chief Executive Officer




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                                  EXHIBIT INDEX

      Exhibit No.                   Description
     -----------                    -----------

         10.4            Change in Control Agreement with Donald Mindiak
         10.5            Change in Control Agreement with James E. Collins
         10.6            Change in Control Agreement with Thomas M. Coughlin
         10.7            Change in Control Agreement with Olivia Klim
         10.8            Change in Control Agreement with Amer Saleem
         10.9            Executive Agreement with Donald Mindiak
         10.10           Executive Agreement with James E. Collins
         10.11           Executive Agreement with Thomas M. Coughlin
         10.12           Executive Agreement with Olivia Klim
         10.13           Executive Agreement with Amer Saleem